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                                                               EXHIBIT (j)(3)(v)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Independent Auditors" in this Registration Statement on Form N-1A for the Van Kampen Select Growth Fund.


PricewaterhouseCoopers LLP

Chicago, Illinois
July 24, 2000